UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 22, 2008

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 West 52nd Street, New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 826-0100

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

(a)           On December 22, 2008, the Board of Directors of Financial Security Assurance Holdings Ltd. (the “Company”) amended the Severance Policy for Senior Management (the “Plan”) of the Company, a copy of which is attached hereto as Exhibit 10.1.   The amendments were made to (a) appoint the Board of Directors of the Company as the Plan Administrator, with responsibility for the administration of the Plan, replacing the Executive Management Committee of the Company; and (b) amend the definition of “constructive termination” under Section 2 of the Plan in accordance with the Purchase Agreement between Dexia Holdings Inc., Dexia Crédit Local S.A., and Assured Guaranty Ltd.  (“Assured Guaranty”), dated as of November 14, 2008, pursuant to which, as previously reported, Assured Guaranty will acquire all of the shares of the Company held by Dexia S.A. (“Dexia”), a publicly held Belgian corporation, and its subsidiaries.

The Company is a subsidiary of Dexia Holdings Inc., which in turn is owned 90% by Dexia Crédit Local S.A. and 10% by Dexia.  Dexia Crédit Local S.A. is a wholly-owned subsidiary of Dexia.

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Alain Delouis and Jacque Guerber resigned from the Board of Directors of the Company, effective on December 22, 2008.  Mr. Delouis had been a Director of the Company since August 2008 and Mr. Guerber had been a Director of the Company since September 2002.

(d)           On December 22, 2008 the Board of the Dirctors of the Company elected Pascal Poupelle and Michel Buysschaert as directors of the Company.

Mr. Poupelle is the Chief Executive Officer of Dexia Crédit Local S.A.  and a member of the Management Board of Dexia.  Mr. Poupelle will serve on the Human Resouces Committee of the Board of Directors.

Mr. Buysschaert is the Deputy Head of M&A/Strategy/Transversal Projects of Dexia.  Mr. Buysschaert will serve on the Human Resouces Committee of the Board of Directors.

Item 9.01.              Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description

10.1†	Severance Policy for Senior Management, as amended on December 22, 2008.

†              Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Date: December 23, 2008	By:	/s/ Bruce E. Stern
Name: Bruce E. Stern
Title: General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description

10.1†	Severance Policy for Senior Management, as amended on December 22, 2008.

†              Management contract or compensatory plan or arrangement.